UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2005
FCB BANCORP
Incorporated Under the Laws of the State of California

333-126401	20-3074387
Commission File Number	I.R.S. Employer Identification Number
1100 Paseo Camarillo
Camarillo, California 93010
(805) 484-0534
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 4.1
Exhibit 4.2
Exhibit 10.4

Item 2.01 Completion of Acquisition or Disposition of Assets.
     Effective September 30, 2005, FCB Bancorp consummated the bank holding company reorganization pursuant to which First California Bank (the “Bank”) became the wholly owned subsidiary of FCB Bancorp.
     On May 19, 2005, the Bank, FCB Merger Corp. (the “Merger Company”), and FCB Bancorp entered into a Plan of Reorganization and Merger Agreement that provided for the merger of the Bank with the Merger Company, a wholly-owned subsidiary of FCB Bancorp. On September 30, 2005, after obtaining approval of the corporate reorganization by the shareholders of the Bank, the Merger Company and FCB Bancorp, and all applicable regulatory authorities, the reorganization was consummated. The 2,162,807 issued and outstanding shares of the Bank’s common stock were converted into 2,162,807 shares of FCB Bancorp’s common stock, all outstanding options to purchase the Bank’s common stock were converted into options to purchase FCB Bancorp’s common stock on a one-for-one basis, and the shareholders of the Bank became shareholders of FCB Bancorp.
     Effective September 30, 2005, immediately after consummation of the holding company reorganization, FCB Bancorp also completed the acquisition of South Coast Bancorp, Inc. (“SCB”) and its wholly-owned subsidiary, South Coast Commercial Bank (“South Coast”), for $36 million in an all cash transaction. FCB Bancorp entered into an Agreement and Plan of Reorganization dated as of February 2, 2005 (the “Acquisition Agreement”) with the Bank, SCB Merger Corp., SCB, and South Coast, pursuant to which FCB Bancorp acquired and then immediately thereafter merge with SCB, and whereby South Coast became a wholly-owned separate subsidiary bank of FCB Bancorp and the Bank’s sister corporation (the “Acquisition”).
     In anticipation of closing the Acquisition, FCB Bancorp: (i) raised $22.0 million from a private placement offering of its common stock for which Keefe, Bruyette & Woods acted as the placement agent (see Item 3.02); (ii) issued $10.0 million in “trust preferred securities,” a portion of which qualifies as Tier 1 capital (see Item 2.03); and (iii) accepted a $5.2 million cash dividend from First California Bank; substantially all of the proceeds of which were used to fund the Acquisition and to pay the expenses (legal, accounting, printing, filing fees, etc.) incurred by FCB Bancorp in connection with both the holding company formation and the Acquisition.
     As a result of the Acquisition, FCB Bancorp acquired total assets of $145.0 million, comprising $6.5 million in cash and due from banks, $11.4 million in federal funds sold, $7.5 million in securities, $117.9 million in net loans and $2.2 million in other assets. Total liabilities assumed amount to $128.2 million, of which $127.2 million comprised deposits. The remainder represented other liabilities.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     In connection with the acquisition of South Coast Bancorp, Inc., FCB Bancorp raised $10.0 million of new capital pursuant to a “trust preferred” transaction involving a newly formed, wholly owned, statutory business trust, FCB Statutory Trust I. On September 30, 2005, FCB Bancorp issued $10.0 million in principal amount of the Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures to FCB Statutory Trust I, which simultaneously issued Capital Securities in a private placement transaction. Holders of the trust preferred securities will be entitled to receive cash distributions, accumulating from the original date of issuance, and payable quarterly in arrears of each year at annual rate equal to 6.145% until December 2010 and at an annual rate for each successive period thereafter equal to 3-Month LIBOR plus 1.55%. The indenture governing the Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures, an Amended and Restated Declaration of Trust and a guarantee agreement that FCB Bancorp entered into in connection with the trust preferred securities are included as Exhibits 4.1, 4.2 and 10.4 hereto, respectively. Substantially all of the proceeds were used to fund the Acquisition and to pay the expenses (legal, accounting, printing, filing fees, etc.) incurred by FCB Bancorp in connection with both the holding company formation and the Acquisition.

Item 3.02 Unregistered Sales of Equity Securities.
     On May 26, 2005, FCB Bancorp and First California Bank engaged Keefe, Bruyette & Woods, Inc. (“KBW”) in connection with the placement of FCB Bancorp’s common stock in a private placement (the “2005 Private Offering”) pursuant to a Private Placement Agency Agreement. In connection with the 2005 Private Offering, FCB Bancorp distributed a Private Placement Memorandum to a limited number of accredited investors. On June 9, 2005, 21 investors subscribed for 1,115,000 shares of FBC Bancorp’s common stock at a purchase price of $19.75 per share in connection with the 2005 Private Offering. The 2005 Private Offering was conducted without registration under the Securities Act in reliance on the exemptions from registration contained in Section 4(2) of, and Rule 506 of Regulation D promulgated under, the Securities Act.
8.01 Other Events.
     Effective October 20, 2005, John W. Birchfield was appointed Chairman of the Board of Directors of FCB Bancorp and Richard D. Aldridge was appointed Vice Chairman of the Board of Directors of FCB Bancorp. Both Mr. Birchfield, the prior Vice Chairman of the Board, and Mr. Aldridge were existing directors of FCB Bancorp. The former Chairman of the Board, James O. Birchfield, will continue to serve as a director of FCB Bancorp.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     The December 31, 2004 consolidated financial statements of SCB are not included in this Report on Form 8-K as they were included in the Registration Statement on Form S-4, as amended, filed with the SEC on July 6, 2005 and are incorporated by reference.
(b)	Pro Forma Financial Information.
     Pro forma financial information has not been included in this Report on Form 8-K pursuant to the provisions of Item 9.01(b) of Form 8-K. FCB Bancorp will be filing consolidated financial information, including the pro forma financial information required by the provisions of Item 9.01(b) of Form 8-K, in its initial report on Form 10-Q for the period ended September 30, 2005.
(c)
2*	Plan of Reorganization and Merger Agreement, dated May 19, 2005 by and between First California Bank, FCB Merger Corp. and FCB Bancorp, attached as Exhibit A to the Proxy Statement/Prospectus included in the Registrant’s Registration Statement on Form S-4, filed July 6, 2005, and incorporated herein by this reference.

4.1	Indenture governing FCB Bancorp’s Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures Due September 2035, dated as of September 30, 2005, between FCB Bancorp, as issuer, and Wilmington Trust Company, as trustee

4.2	Amended and Restated Declaration of Trust, dated as of September 30, 2005, by and among Wilmington Trust Company, as Delaware trustee and as institutional trustee, FCB Bancorp, as sponsor, and C. G. Kum and Romolo Santarosa, as administrators

10.1*	FCB Bancorp 2005 Stock Option Plan

10.2*	Form of FCB Bancorp Stock Option Agreement

10.3*	Agreement and Plan of Reorganization by and among FCB Bancorp, SCB Merger Corp., First California Bank, South Coast Bancorp, Inc. and South Coast Commercial Bank dated February 2, 2005, as amended

10.4	Guarantee Agreement, dated as of September 30, 2005, by and between FCB Bancorp, as guarantor, and Wilmington Trust Company, as guarantee trustee

10.5*	Private Placement Agency Agreement dated May 26, 2005
*	These exhibits are incorporated by reference from the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form S-4, filed September 1, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCB BANCORP

Date: October 27, 2005

	By:	/s/ C. G. Kum

C. G. Kum President and Chief Executive Officer

Exhibit Index
2*	Plan of Reorganization and Merger Agreement, dated May 19, 2005 by and between First California Bank, FCB Merger Corp. and FCB Bancorp, attached as Exhibit A to the Proxy Statement/Prospectus included in the Registrant’s Registration Statement on Form S-4, filed July 6, 2005, and incorporated herein by this reference.

4.1	Indenture governing FCB Bancorp’s Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures Due September 2035, dated as of September 30, 2005, between FCB Bancorp, as issuer, and Wilmington Trust Company, as trustee

4.2	Amended and Restated Declaration of Trust, dated as of September 30, 2005, by and among Wilmington Trust Company, as Delaware trustee and as institutional trustee, FCB Bancorp, as sponsor, and C. G. Kum and Romolo Santarosa, as administrators

10.1*	FCB Bancorp 2005 Stock Option Plan

10.2*	Form of FCB Bancorp Stock Option Agreement

10.3*	Agreement and Plan of Reorganization by and among FCB Bancorp, SCB Merger Corp., First California Bank, South Coast Bancorp, Inc. and South Coast Commercial Bank dated February 2, 2005, as amended

10.4	Guarantee Agreement, dated as of September 30, 2005, by and between FCB Bancorp, as guarantor, and Wilmington Trust Company, as guarantee trustee

10.5*	Private Placement Agency Agreement dated May 26, 2005
*	These exhibits are incorporated by reference from the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form S-4, filed September 1, 2005.